UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2023 (January 3, 2023)

Alvarium Tiedemann Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 21st Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 396-5904

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ALTI	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ALTIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On January 9, 2023, Alvarium Tiedemann Holdings, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (as amended by Amendment No. 1 on Form 8-K/A filed on February 21, 2023, the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 2.03, 3.02, 3.03, 4.01, 5.01, 5.02, 5.03, 5.05, 5.06, 7.01 and 9.01 of Form 8-K. This Amendment No. 2 amends the financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (a)(i) the audited consolidated financial statements of TWMH for the years ended December 31, 2022, 2021 and 2020 and the related notes, (ii) the audited combined and consolidated financial statements of the TIG Entities for the years ended December 31, 2022, 2021 and 2020 and the related notes, and (iii) the audited consolidated financial statements of Alvarium for the years ended December 31, 2022, 2021 and 2020 and the related notes, (b)(i) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for TWMH for the year ended December 31, 2022, (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for the TIG Entities for the year ended December 31, 2022, and (iii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for Alvarium for the year ended December 31, 2022, and (c) the unaudited pro forma condensed combined financial information of the Company and the historical and combined non-GAAP measures of TWMH, the TIG Entities and Alvarium as of and for the year ended December 31, 2022. This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The consolidated financial statements of TWMH for the years ended December 31, 2022, 2021 and 2020 are set forth in Exhibit 99.4 hereto and are incorporated by reference.

The combined and consolidated financial statements of the TIG Entities for the years ended December 31, 2022, 2021 and 2020 are set forth in Exhibit 99.5 hereto and are incorporated by reference.

The combined and consolidated financial statements of Alvarium for the years ended December 31, 2022, 2021 and 2020 are set forth in Exhibit 99.6 hereto and are incorporated by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2022 are set forth in Exhibit 99.7 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for TWMH for the year ended December 31, 2022.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the TIG Entities for the year ended December 31, 2022.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Alvarium for the year ended December 31, 2022.

99.4	Consolidated financial statements of TWMH for the years ended December 31, 2022, 2021 and 2020.

99.5	Combined and consolidated financial statements of the TIG Entities for the years ended December 31, 2022, 2021 and 2020.

99.6	Consolidated financial statements of Alvarium for the years ended December 31, 2022, 2021 and 2020.

99.7	Unaudited pro forma condensed consolidated combined financial information for the year ended December 31, 2022.

99.8	Historical and combined non-GAAP measures of TWMH, the TIG Entities and Alvarium.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALVARIUM TIEDEMANN HOLDINGS, INC.

Date: April 17, 2023	By:	/s/ Michael Tiedemann
	Name:	Michael Tiedemann
	Title:	Chief Executive Officer